ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION
Retirement Investment Program
COLLECTIVE INVESTMENT TRUST FOR RETIREMENT PLANS

SUPPLEMENT DATED DECEMBER 31, 1997 TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997

Scudder, Stevens & Clark Inc. ("Scudder"), the Investment Manager of the Long-Intermediate Fixed Income Portfolio, the Short-Intermediate Fixed Income Portfolio and the Short-Term Income Fund (the "Income Portfolios"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc., and Scudder has changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper now manages in excess of $200 billion in assets.

The transaction between Scudder and Zurich resulted in the termination of the Income Portfolios' investment management agreement with Scudder. A new investment management agreement between the Income Portfolios and Scudder Kemper was approved by the Supervisory Committee of the Trust and by Participating Trusts at a special meeting held on October 30, 1997. The new investment management agreement is effective as of December 31, 1997 and will remain in effect for an initial term ending on April 1, 1999. Except for the restructuring of the Investment Manager and the extension of the term, the new management agreement is the same in all material respects as the previous investment management agreement.